Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Hans T. Schambye, the Chief Executive Officer, and Lori Firmani, the Interim Chief Financial Officer, of Galecto, Inc. (the “Company”), hereby certify, that, to their knowledge:

(1)
the Quarterly Report on Form 10-Q for the period ended June 30, 2025 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 5, 2025	By:	/s/ Hans T. Schambye
Hans T. Schambye, M.D., Ph.D.
President, Chief Executive Officer and Director (Principal Executive Officer)

Date: August 5, 2025	By:	/s/ Lori Firmani
Lori Firmani
Interim Chief Financial Officer (Principal Financial and Accounting Officer)